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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT




                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported) July 20, 1999
                                                      -------------

                            Statewide Financial Corp.
                            -------------------------
             (Exact name of registrant as specified in its charter)


                New Jersey                0-26546            22-3397900
     --------------------------------   ------------   --------------------
     (State or other jurisdiction of    (Commission    (IRS Employer
          incorporation)                 File Number)   Identification No.)


           70 Sip Avenue, Jersey City, New Jersey             07306
     --------------------------------------------      --------------------
      (Address of principal executive offices)              (Zip Code)



     Registrant's telephone number, including area code (201) 795-4000
                                                         -------------




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     Item 1.   Changes in Control of Registrant.
               ---------------------------------
               Not Applicable.



     Item 2.   Acquisition or Disposition of Assets.
               -------------------------------------
               Not Applicable.



     Item 3.   Bankruptcy or Receivership.
               ---------------------------
               Not Applicable.



     Item 4.   Changes in Registrant's Certifying Accountant.
               ----------------------------------------------
               Not Applicable.



     Item 5.   Other Events.
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               Registrant issued a press release on Tuesday, July 20, 1999 announcing registrant's quarterly dividend of $0.13 per share.



     Item 6.   Resignations of Registrant's Directors.
               ---------------------------------------
               Not Applicable.



     Item 7.   Exhibits and Financial Statements.
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               Exhibit No.              Description
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                  99 Registrant issued a press release on Tuesday, July 20, 1999 announcing registrant's quarterly dividend of $0.13 per share.



     Item 8.   Change in fiscal year
               ---------------------
               Not Applicable.


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, Statewide Financial Corp. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  STATEWIDE FINANCIAL CORP.
                                                  -------------------------
                                                       (Registrant)


     Dated:    July 22, 1999                 By:  Bernard F. Lenihan
                                                  -------------------------
                                                  Senior Vice President,
                                                  Chief Financial Officer
                                                  and Secretary




                                  EXHIBIT INDEX
                                  -------------


                           CURRENT REPORT ON FORM 8-K
                           --------------------------



     Exhibit No.         Description
     -----------         -----------

     99 Registrant issued a press release on Tuesday, July 20, 1999 announcing registrant's quarterly dividend of $0.13 per share.


                   STATEWIDE FINANCIAL CORP. DECLARES DIVIDEND

     FOR IMMEDIATE RELEASE                   CONTACT:  Bernard F. Lenihan
     July 20, 1999                                          201-795-4000
                                                       Tony Cicatiello
                                                            732-382-1066

     Jersey City, N.J. (July 20, 1999)...Statewide Financial Corp. (Nasdaq:
     SFIN), the holding company for Statewide Savings Bank, S.L.A., announced that its Board of Directors yesterday approved a quarterly dividend on its common stock of thirteen cents ($.13) per common share. The dividend will be payable on August 30, 1999, to shareholders of record at the close of business on August 9, 1999.

     "This dividend payment demonstrates the continued strength of our strategic plan in delivering shareholder value," said Victor M. Richel, chairman, president and chief executive officer.

     Statewide Financial Corp. is the holding company for Statewide Savings Bank, S.L.A., a savings and loan association headquartered in Jersey City, N.J. Statewide Savings Bank conducts thrift business and offers commercial banking services through its 16 branches in Hudson, Union, Bergen and Essex Counties. On April 13, 1999, Independence Community Bank Corp. of Brooklyn agreed to acquire Statewide in a transaction that is expected to be completed by January 2000, pending the approval of Statewide's shareholders and appropriate regulatory authorities.